EXHIBIT 10.1

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of June 7, 2006 is entered into by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), WELLS FARGO FOOTHILL, INC., a California corporation, as administrative agent for the persons designated in the Credit Agreement referred to below (in such capacity, together with its successors and assigns in such capacity, “Agent”), and INFOCUS CORPORATION, an Oregon corporation (“Borrower”).

RECITALS

A.            Borrower, Agent and the Lenders have previously entered into that certain Credit Agreement dated as of October 25, 2004, as amended by that certain First Amendment to Credit Agreement, Security Agreement and Waiver, dated as of December 3, 2004, that certain Second Amendment to Credit Agreement, dated as of December 13, 2004, that certain Third Amendment to Credit Agreement and Waiver dated May 6, 2005 and that certain Fourth Amendment to Credit Agreement, Second Amendment to Security Agreement and Waiver dated November 4, 2005 (as so amended or otherwise modified or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower.  Terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.            The Lenders, Agent and Borrower now wish to further amend the Credit Agreement on the terms and conditions set forth herein

C.            Borrower is entering into this Amendment with the understanding and agreement that, except as specifically provided herein, none of Agent’s or any member of the Lender Group’s rights or remedies set forth in the Credit Agreement or any other Loan Document is being waived or modified by the terms of this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.             Amendments to Credit Agreement.

(a)           The defined term “Availability Block” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read as follows:

“ ‘Availability Block’ means the amount of $15,000,000.”

(b)           Section 11 of the Credit Agreement is hereby amended by replacing the notice party Morrison & Foerster LLP appearing therein with the following notice party:

BINGHAM MCCUTCHEN LLP
355 South Grand Avenue, Suite 4400
Los Angeles, California 90071
Attn:  Sandra L. Montgomery, Esq.
Fax No. (213) 680-6499

2.             Effectiveness of this Amendment.  Agent must have received the following items, in form and content acceptable to Agent, before this Amendment, and the waivers provided for herein are effective.

(a)           Executed Amendment.  This Amendment fully executed in a sufficient number of counterparts for distribution to all parties.

(b)           Representations and Warranties.  The representations and warranties contained herein shall be true and correct as of the date hereof.

(c)           Other Documents and Legal Matters.  All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded.

3.             Representations and Warranties.  Borrower represents and warrants as follows:

(a)           Authority.  Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended or modified hereby and by any amendments thereto referenced herein) to which it is a party.  The execution, delivery and performance by Borrower of this Amendment and any amendment to any other Loan Document referenced herein have been duly approved by all necessary corporate action and no other corporate proceedings are necessary to consummate such transactions.

(b)           Enforceability.  This Amendment and any amendment to any other Loan Document referenced herein have been duly executed and delivered by Borrower.  This Amendment and each Loan Document (as amended or modified hereby and by any amendments thereto referenced herein) are the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect.

(c)           Representations and Warranties.  After giving effect to this Amendment, the representations and warranties contained in each Loan Document (other than any such representations or warranties that, by their terms, are specifically made as of a date other than the date hereof) are correct on and as of the date hereof as though made on and as of the date hereof.

(d)           Due Execution.  The execution, delivery and performance of this Amendment and any amendment to any other Loan Document referenced herein are within the power of Borrower, have been duly authorized by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

(e)           No Default.  No event has occurred and is continuing that constitutes a Default or an Event of Default.

(f)            No Duress.  This Amendment and any amendment to any other Loan Document referenced herein have been entered into without force or duress, of the free will of Borrower.  Borrower’s decision to enter into this Amendment and any amendment to any other Loan Document referenced herein is a fully informed decision and Borrower is aware of all legal and other ramifications of such decision.

(g)           Counsel.  Borrower has read and understands this Amendment and any amendment to any other Loan Document referenced herein, has consulted with and been represented by legal counsel in connection herewith and therewith, and has been advised by its counsel of its rights and obligations hereunder and thereunder.

4.             Choice of Law.  The validity of this Amendment, its construction, interpretation and enforcement, the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the internal laws of the State of New York governing contracts only to be performed in that State.

5.             Counterparts.  This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other similar method of electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

6.             Reference to and Effect on the Loan Documents.

(a)           Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)           Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender Group.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent  and Lender Group under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

(d)           To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

7.             Ratification.  Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

8.             Estoppel.  To induce Agent and Lender Group to enter into this Amendment and to continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against any member of the Lender Group with respect to the Obligations.

9.             Integration.  This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.

10.           Severability.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

11.           Submission of Amendment.  The submission of this Amendment to the parties or their agents or attorneys for review or signature does not constitute a commitment by Agent or any of the Lenders to waive any of their rights and remedies under the Loan Documents, and this Amendment shall have no binding force or effect until all of the conditions to the effectiveness of this Amendment have been satisfied as set forth herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

INFOCUS CORPORATION,
an Oregon corporation

By:	/s/ Roger Rowe
Name:	Roger Rowe
Title:	Chief Financial Officer

WELLS FARGO FOOTHILL, INC.,
a California corporation, as Agent and a Lender

By:	/s/ Thomas Forbath
Name:	Thomas Forbath
Title:	Vice President